Income taxes	6 Months Ended
Jun. 30, 2019
Income taxes [abstract]
Income taxes

5 Income taxes

Quarters				First half		Full year
Q2 2019	Q1 2019	Q2 2018	(in USD million)	2019	2018	2018

3,520	4,881	3,518	Income before tax	8,401	8,059	18,874
(2,045)	(3,168)	(2,298)	Income tax expense	(5,213)	(5,553)	(11,335)
58.1%	64.9%	65.3%	Effective tax rate	62.1%	68.9%	60.1%

The tax rate for the second quarter of 2019 and the first half of 2019 was primarily influenced by positive operating income in countries with unrecognised deferred tax assets, and tax exempted divestment of interests on the NCS as described in note 3 Acquisitions and disposals.

The tax rate for the second quarter of 2018 and the first half of 2018 was primarily influenced by recognition of USD 350 million of previously unrecognised deferred tax assets reflected in the E&P International segment and positive operating income in countries with unrecognised deferred tax assets. This was partially offset by impairments recognised in countries with unrecognised deferred tax assets and currency effects in entities that are taxable in other currencies than the functional currency.

The tax rate for the full year 2018 was primarily influenced by positive operating income in countries with unrecognised deferred tax assets, and tax exempted divestment of interest on the NCS. The tax rate was also influenced by recognition of previously unrecognised deferred tax assets of USD 910 million reflected in the E&P International segment.